UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2007

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
     On or about February 7, 2007, Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) sent a notice to participants in the Pinnacle West Capital Corporation Savings Plan (the “Plan”) informing them that the Plan would be changing its recordkeeper. This notice indicated that, as a result of the conversion, from a period beginning at 3 p.m. Central time on March 20, 2007 and ending the week of April 1, 2007 (the “blackout period”), Plan participants will temporarily be unable to direct or diversify investments in the Plan or to obtain a loan or distribution from the Plan. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In connection with the foregoing, on February 12, 2007, the Company sent a notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission rules promulgated thereunder. A copy of the notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     During the blackout period and for a period of two years after the ending date of the blackout period, a Plan participant, a Pinnacle West security holder or any other interested persons may obtain information regarding the actual ending date of the blackout period. To obtain such information, without charge, and for all other inquiries regarding the blackout period, contact Pinnacle West Capital Corporation, Employee Benefits Department, PO Box 53999, MS 8467, Phoenix, Arizona 85072-3999 or by telephone at 602-250-2324.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Notice to Plan Participants regarding a Blackout Period and Trading Restrictions

99.2	Pinnacle West Arizona Public Service Company	Notice to Executive Officers and Directors of the Company regarding a Blackout Period and Trading Restrictions

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 12, 2007	By:	/s/ Nancy C. Loftin
Nancy C. Loftin
Vice President, General Counsel and Secretary

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 12, 2007	By:	/s/ Nancy C. Loftin
Nancy C. Loftin
Vice President, General Counsel and Secretary

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